UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2023

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55299	45-0612715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

631 US Hwy 1, Suite 407, North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-5656

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Nascent Biotech, Inc. (OTCQB: NBIO) ("Nascent Biotech", "Nascent", or the "Company"), a clinical-stage biotechnology company developing monoclonal antibodies that target various cancer types, issued a press release on January 25, 2023 announcing the completion of the dosing period of its Phase I Clinical Trial evaluating the safety and dose tolerance of Pritumumab (“PTB”) as a treatment for brain cancer.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1*	Press Release, dated January 25, 2023
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*Furnished herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC.

/s/ Lowell Holden
Lowell Holden CFO

Date: January 25, 2023

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